As filed with the Securities and Exchange Commission on January 17, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - January 16, 2002

Commission                                         Registrant, State of Incorporation                                 I.R.S. Employer
File Number                                         Address and Telephone Number                                  Identification No.

0-25595                                                 Niagara Mohawk Holdings, Inc.                               16-1549726
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

1-2987                                                   Niagara Mohawk Power Corporation                       15-0265555
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

Item 5.   Other Events

(a)

On January 16, 2002, the U.S. Securities and Exchange Commission (SEC) approved the merger between National Grid Group plc and Niagara Mohawk Holdings, Inc. See also National Grid Group plc press release attached as Exhibit No. 99.

Item 7.   Financial Statements and Exhibits

(c)

Exhibit - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from National Grid Group plc announcing the SEC approval of the merger between National Grid Group plc and Niagara Mohawk Holdings, Inc. issued on January 16, 2002.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                            (Registrant)

Date:  January 17, 2002                                              By:  /s/ Steven W. Tasker
                                                                                            Steven W. Tasker
                                                                                            Vice President–Controller and
                                                                                            Principal Accounting Officer,
                                                                                            in his respective capacities as such

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                            (Registrant)

Date:  January 17, 2002                                              By:  /s/ Steven W. Tasker
                                                                                            Steven W. Tasker
                                                                                            Vice President–Controller and
                                                                                            Principal Accounting Officer,
                                                                                            in his respective capacities as such

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from National Grid Group plc announcing the SEC approval of the merger between National Grid Group plc and Niagara Mohawk Holdings, Inc. issued on January 16, 2002.

Exhibit No. 99

NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACT:

National Grid                                      Niagara Mohawk

Jackie Barry                                        Alberto Bianchetti
508-389-3298                                    315-428-6932

SEC APPROVES NATIONAL GRID-NIAGARA MOHAWK MERGER

Merger Expected to Close on January 31, 2002;
Shareholder Election Deadline is January 24, 2002

Westborough, MA and Syracuse, NY, Jan. 16, 2002 -- The U.S. Securities and Exchange Commission (SEC) today approved the merger between National Grid Group plc (LSE:NGG and NYSE:NGG) and Niagara Mohawk Holdings Inc. (NYSE:NMK). This was the final regulatory approval required to complete the transaction. The companies expect to close the merger on January 31, 2002.

In accordance with the terms of the Merger Agreement, Niagara Mohawk shareholders will receive consideration of $18.89 for each share of Niagara Mohawk common stock held, valuing the equity of Niagara Mohawk at $3.0 billion. The per share consideration was determined by the average U.S. dollar price of five National Grid Ordinary shares being $32.22 as calculated from 20 trading days randomly selected from the 40 consecutive trading day period November 13, 2001 to January 10, 2002. As the average price is below the bottom of the range of $32.50 to $51.00 specified in the Merger Agreement, the base $19.00 consideration per Niagara Mohawk share has been reduced by two-thirds of the percentage decrease below $32.50.

Niagara Mohawk shareholders can elect to receive their consideration in the form of $18.89 cash per share, 0.5863 National Grid American Depositary Shares per share, or a combination of both.

The Merger Agreement states that the total amount of cash payable to Niagara Mohawk shareholders will be $1.015 billion, but National Grid will increase this amount to 50 per cent of the total consideration, if it receives sufficient cash elections. National Grid will, so far as possible, satisfy Niagara Mohawk shareholders’ elections. However, to the extent that they cannot be satisfied in full they will be scaled down on a pro rata basis.

The deadline for Niagara Mohawk shareholders to return their forms of election to the Exchange Agent, The Bank of New York, is 5:00 p.m. Eastern Standard time on January 24, 2002. Election materials and delivery instructions were mailed to Niagara Mohawk shareholders on December 27, 2001. Niagara Mohawk shareholders who did not receive that mailing should contact the information agent for this transaction, Mellon Investor Services, at (800) 953-2703 as soon as possible. Mailing and delivery instructions are also available on the companies’ websites at www.nationalgrid.com and www.niagaramohawk.com.

On November 28, the New York Public Service Commission approved a merger plan, effective upon closure, that calls for an average electricity delivery rate reduction of eight percent for Niagara Mohawk residential customers, which translates to estimated savings of five percent on residential customers’ total bills. The plan also calls for price-stabilized electricity commodity service for residential and small commercial customers for several years, economic development initiatives, extension of an existing gas rate freeze, and a host of other benefits for the company’s customers and the upstate New York region.

National Grid Group plc is an international, U.K.-based company that builds, owns and manages electricity and telecommunications networks. Its U.S. operations include four New England electricity distribution companies that serve a total of approximately 1.7 million customers, and a substantial transmission business.

Niagara Mohawk Holdings, Inc. is an investor-owned energy services company that provides electricity to more than 1.5 million customers across 24,000 square miles of upstate New York. The company also delivers natural gas to more than 540,000 customers over 4,500 square miles of eastern, central and northern New York.